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Contacts:
Investors
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com
Media
Kelly Malone, Brown Shoe Company
(314) 854-4093, kmalone@brownshoe.com

Brown Shoe Company Reports Second Quarter 2013 Results
Raising adjusted diluted EPS guidance to $1.27 to $1.32 for fiscal 2013
Famous Footwear sets new record for second quarter sales and operating profit
Healthy Living and Contemporary Fashion wholesale sales both up double-digits

ST. LOUIS, August 27, 2013 – Brown Shoe Company (NYSE: BWS, brownshoe.com) today reported second quarter 2013 financial results, with net sales of $621.7 million up 10.1% versus second quarter 2012 net sales of $564.9 million, excluding sales from discontinued operations for both quarters.  Results for the second quarter of 2013 and 2012 included sales of $1.0 million and $2.8 million, respectively, from brands and businesses the company has exited.

On a GAAP basis, the company reported net earnings of $15.4 million, or $0.35 per diluted share, in the second quarter of 2013 versus a loss of ($2.5) million, or ($0.06) per diluted share, in the prior year.  Second quarter 2013 results included $1.8 million of pre-tax costs associated with portfolio realignment efforts ($1.2 million of income on an after-tax basis, or $0.02 per diluted share).  The second quarter of 2012 included $14.6 million of costs related to the portfolio realignment and for other organizational changes ($9.3 million on an after-tax basis, or $0.22 per diluted share).

On an adjusted(1) basis, second quarter net earnings of $14.2 million, or $0.33 per diluted share, improved 108.3% compared to $6.8 million, or $0.16 per diluted share, in the prior year.  Gross profit margin for the second quarter of 2013 improved to 41.0% from 40.3% in 2012.

“For the second quarter, we exceeded expectations with an improvement in adjusted EPS of over 100%.  While consolidated net sales were up $57 million in the quarter -- or 10% year-over-year -- approximately $22 million of this amount was timing related, due to a shift in sales to the second quarter from the third quarter,” said Diane Sullivan, president and chief executive officer of Brown Shoe Company.  “Both retail and wholesale contributed to this quarter’s success, with Famous delivering record second quarter sales and operating profit and both of our wholesale platforms -- Healthy Living and Contemporary Fashion -- reporting double-digit increases in sales.”

US$M, except per share (unaudited)	13 Weeks
	2Q'13	2Q'12	% Change
Consolidated net sales	$ 621.7	$ 564.9	10.1%
Famous Footwear	388.2	350.3	10.8%
Wholesale Operations	180.5	160.6	12.4%
Specialty Retail	53.0	54.0	(1.8%)
Gross profit	254.6	227.6	11.8%
Margin	41.0%	40.3%	70 bps
SG&A	231.1	211.7	9.1%
% of net sales	37.2%	37.5%	(30 bps)
Restructuring and other special charges, net	0.7	7.3	(89.9%)
Operating earnings	22.8	8.6	164.6%
% of net sales	3.7%	1.5%	220 bps
Net interest expense	5.1	5.5	(8.2%)
Earnings from continuing operations before income taxes	17.7	3.1	479.6%
Tax rate	23.1%	40.6%	–
Net earnings (loss) from discontinued operations	1.7	(4.5)	136.7%
Net earnings (loss)	$15.4	$(2.5)	705.8%
Per diluted share	$0.35	$(0.06)	683.3%
Adjusted net earnings	$14.2	$6.8	108.3%
Per diluted share	$0.33	$0.16	106.3%

Second Quarter Highlights

Famous Footwear second quarter 2013 sales of $388.2 million were up 10.8% year-over-year, while same-store-sales(2) were up 6.8%.  The strong performance was led by good sales growth in running, sandal and canvas shoe styles.  During the quarter, the company closed or relocated 14 stores and added 19 new stores, as average revenue per square foot continued to improve.

Wholesale sales of $180.5 million were up 12.4% in the second quarter, excluding sales from discontinued brands.  For the Healthy Living platform, wholesale sales of $106.1 million were up 14.4%, excluding sales from discontinued brands, reflecting double-digit sales growth at Naturalizer, LifeStride and Dr. Scholl’s.  The company’s Contemporary Fashion wholesale sales of $73.4 million were up 10.2% in the second quarter, excluding sales from discontinued brands, with good growth from Sam Edelman and Franco Sarto.  Wholesale gross margin of 31.0% expanded by 20 basis points over the previous second quarter, due to improved initial margins and reductions in markdown and allowance provisions.

Consolidated gross profit of $254.6 million was up 11.8% in the second quarter, while gross margin of 41.0% improved by approximately 70 basis points versus the prior year.  SG&A for the second quarter was $231.1 million, or 37.2% of net sales, which was down approximately 30 basis points from 37.5% of net sales in the prior year.  For the quarter, operating margins improved 220 basis points to 3.7%.

Inventory at the end of the second quarter was $615.9 million, up from $586.0 million in the prior year.  Wholesale inventory was up 4.3%, while Famous Footwear inventory was up 3.4%.

At quarter-end, Brown Shoe Company had $498.1 million in availability under its revolving credit facility and $53.1 million in cash and cash equivalents.  The company’s debt-to-capital ratio improved to 34.2% from 43.6% in the second quarter of 2012.

Financial Review and 2013 Outlook

“Despite uneven weather patterns and a decline in retail traffic, our performance in the first half of the year exceeded expectations.  As a result, we are increasing our adjusted EPS guidance to $1.27 to $1.32 for fiscal 2013,” said Russ Hammer, chief financial officer of Brown Shoe Company.  “However, approximately $22 million of back-to-school and wholesale sales -- or approximately $0.09 of adjusted EPS -- shifted to the second quarter from the third quarter this year, and those sales have already been accounted for in our second quarter results.  For the back half of the year, we are maintaining a realistic but cautious stance, as we continue to monitor the macro retail environment.”

Metric	FY’13
Consolidated net sales	$2.53 to $2.56 billion
Famous Footwear same-store sales	Up low-single digits
Wholesale Operations net sales	Up low- to mid-single digits for continuing operations
Gross profit margin	Flat for continuing operations
SG&A	$910 to $915 million
Non-recurring costs	$31 million
Net interest expense	$21 to $22 million
Effective tax rate, on adjusted basis	31% to 32%
Earnings per diluted share	$0.73 to $0.78
Adjusted earnings per diluted share	$1.27 to $1.32
Depreciation and amortization	$54 to $56 million
Capital expenditures	$55 to $57 million

Investor Conference Call

Brown Shoe Company will webcast an investor conference call at 9:00 a.m. ET today, August 27, 2013.  The webcast and slides will be available at investor.brownshoe.com/news/events.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 32003590.

A replay will be available for a limited period at investor.brownshoe.com/news/events/archive.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 32003590 through September 10, 2013.

(1) Non-GAAP Financial Measures:  In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.  Reconciliations to the applicable GAAP financial measures have been included in the attached schedules.

(2) Same-Stores-Sales:  For comparability purposes, same-store-sales for the second quarter of 2013 is calculated based on retail sales for weeks 14 through 26 in 2013 as compared to weeks 15 through 27 in 2012.  This adjustment is due to the impact of the 53rd week of sales in the fourth quarter of fiscal 2012.  The calculation for the second quarter of 2013 appropriately reflects the change in same-store-sales on a true retail calendar basis.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) intense competition within the footwear industry; (iii) rapidly changing fashion trends and purchasing patterns; (iv) customer concentration and increased consolidation in the retail industry; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China, where Brown Shoe Company relies heavily on manufacturing facilities for a significant amount of their inventory; (vi) the ability to recruit and retain senior management and other key associates; (vii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (viii) the ability to secure/exit leases on favorable terms; (ix) the ability to maintain relationships with current suppliers; (x) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xi) the ability to source product at a pace consistent with increased demand for footwear; and (xii) the impact of rising prices in a potentially inflationary global environment.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended Feb. 2, 2013, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company
Brown Shoe Company is a $2.6 billion, global footwear company whose shoes are worn by people of all ages, from all walks of life.  Our products are available virtually everywhere — in the nearly 1,300 Famous Footwear and Naturalizer retail stores we operate, in hundreds of major department and specialty stores, on 14 branded ecommerce sites, and on many additional third-party retail websites.  Through our broad range of products, we serve three key market segments.  Our Family brands — Famous Footwear, Famous.com, and shoes.com — are one-stop-shopping destinations for high quality, affordable styles for a family’s every occasion.  Active people who want comfort, style and performance can look to our Healthy Living brands — Naturalizer, Dr. Scholl's Shoes, LifeStride and Ryka.  Our Contemporary Fashion brands — Via Spiga, Vince, Sam Edelman, Franco Sarto, Carlos Santana and Fergie Footwear — keep fashionistas in step with the latest trends.  At Brown Shoe Company, we inspire people to feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)		(Unaudited)
	13 Weeks Ended		26 Weeks Ended
(Thousands, except per share data)	August 3, 2013	July 28, 2012	August 3, 2013	July 28, 2012

Net sales	$621,706	$564,897	$1,210,362	$1,163,076
Cost of goods sold	367,080	337,243	715,720	701,168

Gross profit	254,626	227,654	494,642	461,908

Selling and administrative expenses	231,071	211,706	444,950	423,181
Restructuring and other special charges, net	743	7,326	1,262	17,514
Impairment of assets held for sale	–	–	4,660	–

Operating earnings	22,812	8,622	43,770	21,213

Interest expense	(5,192)	(5,645)	(10,913)	(11,681)
Interest income	82	77	150	160

Earnings before income taxes from continuing operations	17,702	3,054	33,007	9,692

Income tax provision	(4,081)	(1,241)	(12,027)	(3,857)

Net earnings from continuing operations	13,621	1,813	20,980	5,835

Discontinued operations:
Earnings (loss) from discontinued operations, net of tax benefit of $2,588, $2,923, $6,171 and $4,546, respectively	620	(4,527)	(5,017)	(6,921)
Impairment of net assets/disposition of discontinued operations	1,042	–	(11,512)	–

Net earnings (loss) from discontinued operations	1,662	(4,527)	(16,529)	(6,921)

Net earnings (loss)	15,283	(2,714)	4,451	(1,086)

Net loss attributable to noncontrolling interests	(74)	(179)	(144)	(246)

Net earnings (loss) attributable to Brown Shoe Company, Inc.	$15,357	$(2,535)	$4,595	$(840)

Basic earnings (loss) per common share:
From continuing operations	$0.32	$0.05	$0.51	$0.15
From discontinued operations	0.04	(0.11)	(0.40)	(0.17)
Basic earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholder	$0.36	$(0.06)	$0.11	$(0.02)

Diluted earnings (loss) per common share:
From continuing operations	$0.31	$0.05	$0.50	$0.15
From discontinued operations	0.04	(0.11)	(0.40)	(0.17)
Diluted earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.35	$(0.06)	$0.10	$(0.02)

Basic number of shares	41,348	40,687	41,209	40,555
Diluted number of shares	41,664	40,775	41,476	40,778

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(Thousands)	August 3, 2013	July 28, 2012	February 2, 2013
ASSETS

Cash and cash equivalents	$53,137	$47,397	$68,223
Receivables, net	120,054	107,534	111,392
Inventories, net	615,916	585,969	503,688
Prepaid expenses and other current assets	51,845	44,425	42,016
Current assets - discontinued operations	1,661	66,655	47,109
Total current assets	842,613	851,980	772,428

Property and equipment, net	147,955	133,520	144,856
Goodwill and intangible assets, net	76,688	80,530	82,504
Other assets	113,764	135,790	119,695
Non current assets - discontinued operations	-	52,354	51,776
Total assets	$1,181,020	$1,254,174	$1,171,259

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$23,000	$116,000	$105,000
Trade accounts payable	309,806	284,190	213,660
Other accrued expenses	143,735	142,215	137,190
Current liabilities - discontinued operations	3,536	16,688	13,259
Total current liabilities	480,077	559,093	469,109

Long-term debt	198,917	198,726	198,823
Deferred rent	36,196	29,371	33,711
Other liabilities	39,429	50,673	36,719
Non current liabilities - discontinued operations	-	8,613	6,996
Total other liabilities	274,542	287,383	276,249

Total Brown Shoe Company, Inc. shareholders’ equity	425,718	406,901	425,129
Noncontrolling interests	683	797	772
Total equity	426,401	407,698	425,901
Total liabilities and equity	$1,181,020	$1,254,174	$1,171,259

SCHEDULE 3

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	26 Weeks Ended
(Thousands)	August 3, 2013	July 28, 2012
OPERATING ACTIVITIES:
Net earnings (loss)	$4,451	$(1,086)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	27,336	26,726
Amortization of debt issuance costs	1,256	1,256
Share-based compensation expense	2,935	3,275
Tax benefit related to share-based plans	(2,798)	(738)
Loss on disposal of facilities and equipment	191	1,358
Impairment charges for facilities and equipment	959	3,131
Impairment of assets held for sale	4,660	–
Impairment of intangible assets	–	5,777
Impairment of net assets/disposition of discontinued operations	11,512	–
Net loss on sale of subsidiaries	576	–
Deferred rent	2,485	(2,990)
Provision for doubtful accounts	331	1,008
Changes in operating assets and liabilities, net of dispositions:
Receivables	(8,605)	18,997
Inventories	(112,625)	(59,363)
Prepaid expenses and other current and noncurrent assets	(6,372)	2,864
Trade accounts payable	96,932	103,668
Accrued expenses and other liabilities	11,729	16,961
Other, net	536	(1,484)
Net cash provided by operating activities	35,489	119,360

INVESTING ACTIVITIES:
Capital expenditures	(30,435)	(27,102)
Proceeds from sale of subsidiaries, net of cash balance of $4,370	69,347	–
Net cash provided by (used for) investing activities	38,912	(27,102)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	685,000	334,000
Repayments under revolving credit agreement	(767,000)	(419,000)
Dividends paid	(6,048)	(6,005)
Issuance of common stock under share-based plans, net	(2,780)	(2,058)
Tax benefit related to share-based plans	2,798	738
Net cash used for financing activities	(88,030)	(92,325)
Effect of exchange rate changes on cash and cash equivalents	(1,457)	(218)
Decrease in cash and cash equivalents	(15,086)	(285)
Cash and cash equivalents at beginning of period	68,223	47,682

Cash and cash equivalents at end of period	$53,137	$47,397

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)			(Unaudited)
	13 Weeks Ended August 3, 2013			13 Weeks Ended July 28, 2012
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net (Loss) Earnings Attributable to Brown Shoe Company, Inc.	Diluted (Loss) Earnings Per Share

GAAP earnings (loss)		$15,357	$0.35		$(2,535)	$(0.06)

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$743	486	0.01	$5,091	3,517	0.08
Organizational change	–	–	–	2,283	1,395	0.03
Total Continuing Operations	743	486	0.01	7,374	4,912	0.11

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	2,124	(616)	(0.01)	7,264	4,434	0.11
Non-cash impairments/dispositions	(1,042)	(1,042)	(0.02)	–	–	–
Total Discontinued Operations	1,082	(1,658)	(0.03)	7,264	4,434	0.11

Total charges/other items	$1,825	(1,172)	(0.02)	$14,638	9,346	0.22

Adjusted earnings		$14,185	$0.33		$6,811	$0.16

	26 Weeks Ended August 3, 2013			26 Weeks Ended July 28, 2012
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net (Loss) Earnings Attributable to Brown Shoe Company, Inc.	Diluted (Loss) Earnings Per Share

GAAP earnings (loss)		$4,595	$0.10		$(840)	$(0.02)

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$1,262	803	0.02	$16,590	11,015	0.26
Non-cash impairments/dispositions	4,660	4,660	0.11	–	–	–
Organizational change	–	–	–	2,283	1,395	0.03
Total Continuing Operations	5,922	5,463	0.13	18,873	12,410	0.29

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	13,233	6,414	0.13	7,856	4,819	0.11
Non-cash impairments/dispositions	11,512	11,512	0.28	–	–	–
ASG integration-related costs	–	–	–	675	441	0.01
Total Discontinued Operations	24,745	17,926	0.41	8,531	5,260	0.12

Total charges/other items	$30,667	23,389	0.54	$27,404	17,670	0.41

Adjusted earnings		$27,984	$0.64		$16,830	$0.39

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Sales	$388,259	$350,318	$180,440	$160,584	$53,007	$53,995	$–	$–	$621,706	$564,897

Gross Profit	$177,074	$156,919	$55,863	$49,394	$21,689	$21,341	$–	$–	$254,626	$227,654
Adjusted Gross Profit	$177,074	$156,919	$55,863	$49,467	$21,689	$21,316	$–	$–	$254,626	$227,702

Gross Profit Rate	45.6%	44.8%	31.0%	30.8%	40.9%	39.5%	–	–	41.0%	40.3%
Adjusted Gross Profit Rate	45.6%	44.8%	31.0%	30.8%	40.9%	39.5%	–	–	41.0%	40.3%

Operating Earnings (Loss)	$28,969	$20,539	$8,196	$4,789	$(1,826)	$(5,795)	$(12,527)	$(10,911)	$22,812	$8,622
Adjusted Operating Earnings (Loss)	$28,969	$20,845	$8,939	$6,776	$(1,826)	$(3,247)	$(12,527)	$(8,378)	$23,555	$15,996

Operating Earnings (Loss) %	7.5%	5.9%	4.5%	3.0%	(3.4%)	(10.7%)	–	–	3.7%	1.5%
Adjusted Operating Earnings (Loss) %	7.5%	6.0%	5.0%	4.2%	(3.4%)	(6.0%)	–	–	3.8%	2.8%

Same-store Sales % (on a 13-week basis)	6.8%	3.9%	–	–	4.8%	(1.5%)	–	–	–	–

Number of Stores	1,059	1,054	–	–	215	224	–	–	1,274	1,278

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Gross Profit	$177,074	$156,919	$55,863	$49,394	$21,689	$21,341	$–	$–	$254,626	$227,654

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	73	–	(25)	–	–	–	48

Total charges/other items	–	–	–	73	–	(25)	–	–	–	48

Adjusted Gross Profit	$177,074	$156,919	$55,863	$49,467	$21,689	$21,316	$–	$–	$254,626	$227,702

Operating Earnings (Loss)	$28,969	$20,539	$8,196	$4,789	$(1,826)	$(5,795)	$(12,527)	$(10,911)	$22,812	$8,622

Charges/Other Items:
Portfolio realignment
Non-cash impairment charges	–	–	–	–	–	–	–	–	–	–
Business exits and cost reductions	–	306	743	1,987	–	2,548	–	250	743	5,091
Organizational change	–	–	–	–	–	–	–	2,283	–	2,283

Total charges/other items	–	306	743	1,987	–	2,548	–	2,533	743	7,374

Adjusted Operating Earnings (Loss)	$28,969	$20,845	$8,939	$6,776	$(1,826)	$(3,247)	$(12,527)	$(8,378)	$23,555	$15,996

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended
	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Sales	$740,538	$697,425	$362,065	$355,525	$107,759	$110,126	$–	$–	$1,210,362	$1,163,076

Gross Profit	$335,735	$312,059	$113,682	$105,339	$45,225	$44,510	$–	$–	$494,642	$461,908
Adjusted Gross Profit	$335,735	$312,059	$113,682	$106,502	$45,225	$44,706	$–	$–	$494,642	$463,267

Gross Profit Rate	45.3%	44.7%	31.4%	29.6%	42.0%	40.4%	–	–	40.9%	39.7%
Adjusted Gross Profit Rate	45.3%	44.7%	31.4%	30.0%	42.0%	40.6%	–	–	40.9%	39.8%

Operating Earnings (Loss)	$58,011	$38,840	$11,303	$10,664	$(3,155)	$(9,322)	$(22,389)	$(18,969)	$43,770	$21,213
Adjusted Operating Earnings (Loss)	$58,011	$46,171	$17,209	$15,680	$(3,155)	$(5,785)	$(22,373)	$(15,980)	$49,692	$40,086

Operating Earnings (Loss) %	7.8%	5.6%	3.1%	3.0%	(2.9%)	(8.5%)	–	–	3.6%	1.8%
Adjusted Operating Earnings (Loss) %	7.8%	6.6%	4.8%	4.4%	(2.9%)	(5.3%)	–	–	4.1%	3.4%

Same-store Sales % (on a 26-week basis)	4.0%	3.2%	–	–	2.3%	0.5%	–	–	–	–

Number of Stores	1,059	1,054	–	–	215	224	–	–	1,274	1,278

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended
	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,	August 3,	July 28,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Gross Profit	$335,735	$312,059	$113,682	$105,339	$45,225	$44,510	$–	$–	$494,642	$461,908

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	1,163	–	196	–	–	–	1,359

Total charges/other items	–	–	–	1,163	–	196	–	–	–	1,359

Adjusted Gross Profit	$335,735	$312,059	$113,682	$106,502	$45,225	$44,706	$–	$–	$494,642	$463,267

Operating Earnings (Loss)	$58,011	$38,840	$11,303	$10,664	$(3,155)	$(9,322)	$(22,389)	$(18,969)	$43,770	$21,213

Charges/Other Items:
Portfolio realignment
Non-cash impairment charges	–	–	4,660	–	–	–	–	–	4,660	–
Business exits and cost reductions	–	7,331	1,246	5,016	–	3,537	16	706	1,262	16,590
Organizational change	–	–	–	–	–	–	–	2,283	–	2,283

Total charges/other items	–	7,331	5,906	5,016	–	3,537	16	2,989	5,922	18,873

Adjusted Operating Earnings (Loss)	$58,011	$46,171	$17,209	$15,680	$(3,155)	$(5,785)	$(22,373)	$(15,980)	$49,692	$40,086

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	13 Weeks Ended		26 Weeks Ended
	August 3,	July 28,	August 3,	July 28,
(Thousands, except per share data)	2013	2012	2013	2012

Net earnings attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$13,621	$1,813	$20,980	$5,835
Net loss attributable to noncontrolling interests	74	179	144	246
Net earnings allocated to participating securities	(580)	–	(266)	–
Net earnings from continuing operations	13,115	1,992	20,858	6,081

Net earnings (loss) from discontinued operations	1,662	(4,527)	(16,529)	(6,921)
Net earnings allocated to participating securities	(71)	–	-	–
Net earnings (loss) from discontinued operations	1,591	(4,527)	(16,529)	(6,921)

Net earnings (loss) attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$14,706	$(2,535)	$4,329	$(840)

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	41,348	40,687	41,209	40,555
Dilutive effect of share-based awards for continuing operations and discontinued operations	316	88	267	223
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	41,664	40,775	41,476	40,778

Basic earnings (loss) per common share:
From continuing operations	$0.32	$0.05	$0.51	$0.15
From discontinued operations	0.04	(0.11)	(0.40)	(0.17)
Basic earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.36	$(0.06)	$0.11	$(0.02)

Diluted earnings (loss) per common share:
From continuing operations	$0.31	$0.05	$0.50	$0.15
From discontinued operations	0.04	(0.11)	(0.40)	(0.17)
Diluted earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.35	$(0.06)	$0.10	$(0.02)

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	13 Weeks Ended		26 Weeks Ended
	August 3,	July 28,	August 3,	July 28,
(Thousands, except per share data)	2013	2012	2013	2012

Adjusted net earnings attributable to Brown Shoe Company, Inc.:
Adjusted net earnings from continuing operations	$14,107	$6,725	$26,443	$18,245
Net loss attributable to noncontrolling interests	74	179	144	246
Net earnings allocated to participating securities	(601)	(352)	(1,193)	(843)
Adjusted net earnings from continuing operations	13,580	6,552	25,394	17,648

Adjusted net earnings (loss) from discontinued operations	4	(93)	1,397	(1,661)
Net earnings allocated to participating securities	–	–	(63)	–
Net earnings (loss) from discontinued operations	4	(93)	1,334	(1,661)

Adjusted net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$13,584	$6,459	$26,728	$15,987

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	41,348	40,687	41,209	40,555
Dilutive effect of share-based awards for continuing operations and discontinued operations	316	88	267	223
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	41,664	40,775	41,476	40,778

Basic adjusted earnings (loss) per common share:
From continuing operations	$0.33	$0.16	$0.62	$0.43
From discontinued operations	–	–	0.03	(0.04)
Basic adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.33	$0.16	$0.65	$0.39

Diluted adjusted earnings (loss) per common share:
From continuing operations	$0.33	$0.16	$0.61	$0.43
From discontinued operations	–	–	0.03	(0.04)
Diluted adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.33	$0.16	$0.64	$0.39